EXHIBIT 99.1

Analyst Conference September 23, 2004 ?

Legal Disclaimer This presentation may contain statements about future events and Energy Transfer Partners, L.P.'s ("Energy Transfer" or "ETP") outlook and expectations, which are forward-looking statements. Any statement in this presentation that is not a historical fact may be deemed to be a forward-looking statement. These forward- looking statements rely on a number of assumptions concerning future events and are subject to a number of uncertainties and factors, many of which are outside Energy Transfer's control, and which could cause Energy Transfer's actual results, performance or achievements to be materially different. While Energy Transfer believes that the assumptions concerning future events are reasonable, it cautions that there are inherent difficulties in predicting certain important factors that could impact the future performance or results of its business. These risks and uncertainties are discussed in more detail in Energy Transfer's filings with the Securities and Exchange Commission, copies of which are available to the public. Energy Transfer expressly disclaims any intention or obligation to revise or update any forward- looking statements whether as a result of new information, future events, or otherwise.

Management Participants & Other Partnership Attendees Ray Davis Co-CEO, Co-Chairman Kelcy Warren Co-CEO, Co-Chairman Mike Krimbill President, Chief Financial Officer Other Partnership Attendees David Brantley Bob Burk Renee Lorenz

Agenda ETP Overview Business Strategies Acquisition Strategy/ Criteria Overview of Assets Internal Growth Opportunities Financial Overview Conclusion

? I. ETP Overview

Organizational Structure La Grange Energy L.P. Common Unit Holders Operating Subsidiaries Heritage Operating L.P. Energy Transfer Partners, L.P. (MLP) U.S. Propane L.L.C. U.S. Propane, L.P. 35% 2% General Partner Interest 95% La Grange Acquisition, L.P. 95% Operating Subsidiaries Midstream and propane businesses are managed in two separate operating partnerships owned by the MLP, Energy Transfer Partners, L.P., a publicly traded MLP since 1996. 63% 0.01% Heritage Holdings Inc. Class E Units FHM, LLC 5% 5% Assumes distribution of LP units held by LaGrange Energy, LP

ETP Stats Price $45.89 Units Outstanding 44.59 mm Market Cap $2.046 B Current Yield 7.2% Long-Term Debt $1.1 B Enterprise Value $3.1 B Distribution Coverage 1.48 X

? II. Business Strategies

Business Strategy Growth through acquisitions Acquire midstream assets in our current areas of operations Pursue assets in other regions of the US with significant natural gas reserves and high level of drilling activity Acquire quality propane companies with excellent assets and reputations Focus on propane companies in regions experiencing above average population growth Enhance profitability of existing midstream assets Add natural gas volumes under long-term producer commitments Enhance utilization of underutilized assets Provide additional blending, treating and processing services

Business Strategy (cont.) Internal growth Utilize existing infrastructure and customer relationships by constructing and expanding systems Expand propane customer base in each district location one tank at a time Increase stability of cash flows Increased emphasis on fee based midstream services Option for blending, treating and processing based on market economics Geographic diversity of propane business Focused management of administrative and operating costs Maintain low cost, decentralized propane operations Avoid large bureaucratic corporate staff Continued reduction in overhead and administrative costs

Strategically Located Midstream Assets TUFCO System Capacity of 1.3 Bcf/d Throughput of 790 MMcf/d 2,000 miles of pipeline 2 Storage Facilities with 14 Bcf of total working capacity Devon System 1,800 miles of gathering and mainline pipeline systems 5 natural gas plants / facilities 80 MMcf/d gas processing plant Elk City System Capacity of 410 MMcf/d Throughput of 215 MMcf/d 330 miles of pipeline 130 MMcf/d capacity Elk City Processing Plant 145 MMcf/d capacity Treating Facility 300 connected wells Southeast Texas System Capacity of 720 MMcf/d Throughput of 240 MMcf/d 2,500 miles of pipeline 240 MMcf/d capacity La Grange Processing Plant 5 natural gas treating facilities with aggregate capacity of 250 MMcf/d Over 1,000 connected wells Oasis Pipeline Capacity of 1.2 Bcf/d Throughput of 1.0 Bcf/d 583 miles of pipeline Connects Waha to Katy Contracts with independent power plants, utilities and industrial users Bossier Pipeline Initial capacity of 500 MMcf/d (expandable to 1 Bcf/d) 9-year fee-based contract with XTO Energy for 200 MMcf/d

Diversified Propane Operations ETP's propane operations are concentrated in higher than average population growth areas where natural gas distribution is not cost effective, and its geographic diversification minimizes the impact of weather patterns in individual regions Source: Company filings (1) 2004 represents 11 months of actual data and 1 month estimate Focus on high-margin residential customers Active consolidator - 107 acquisitions since inception Record fiscal 2003 operating and financial performance Approximately 90% of customer tanks are "company- owned" Retail Gallons Sold (Millions)1

? III. Acquisition Strategy/ Criteria

Midstream Acquisition Strategy Opportunities for operational efficiencies Potential for increased utilization Opportunities for expansion and growth of acquired and existing assets Focus on businesses providing higher percentage of fee based cash flows Diversification into additional geographic areas with significant natural gas reserves Synergy opportunities with existing assets

Propane Acquisition Strategy Buy quality core companies with excellent reputations Target companies in growth areas Retain personnel and brand names Make transition transparent to customers Fill in with blend-in acquisitions in core areas Buy companies with high percentage of tank control Achieve geographic diversity to minimize weather risk Avoid markets dominated by farm co-ops, electric co- ops and low cost supply sources

Population Growth Projections Heritage Propane has focused on higher population growth areas which results in increased internal growth.

ETP Acquisition History *Presented as if merger occurred Sept. 2002

? IV. Asset Overview

Southeast Texas System

Southeast Texas System SETPS, The Southeast Texas System, is comprised of approximately 2,500 miles of gathering pipeline, ranging in size from 2 inches to 30 inches in diameter and approximately 60 miles of residue/delivery pipeline, ranging in size from 12 inches to 34 inches in diameter. The system covers multiple counties in the greater Giddings Field area. Over 1,200 wells are dedicated to the SETPS, 88% of those wells are connected to the rich system which account for approximately 63% of the throughput There are 35 compressor stations located within SETPS, comprised of 62 units with an aggregate of 44,530 horsepower. Located within the SETPS are the La Grange Processing Plant (230 MMbtu/d capacity located in Fayette County) and the Navasota, Somerville, Grimes County, Holland Creek and Latium natural gas treating plants. The La Grange Plant residue line is connected to Oasis, El Paso Gas Transmission, TXU Pipeline, as well as the LCRA Sim Gideon and LCRA Calpine Lost Pines power plants. Total throughput capacity of 900 MMbtu/d. Currently, 263 MMbtu/d are transported on the system. Other Texas assets include a 40% interest in Dorado joint venture system which consists of 60 miles of pipeline, together adding an additional 14,000 horsepower of compression. As a result of the 100% ownership in Oasis, the Company has the flexibility to bypass the La Grange plant when processing margins become unfavorable. Contract mix through the plant is 65% POP/35% KW. Including the approximately 120 MMbtu/d of gas that is not processed, SETPS's contract mix is 43% Buy-Sell (gas that is not processed), 39% POP, and 18% KW

On July 21, 2004, Energy Transfer announced an agreement to acquire certain East Texas Midstream natural gas assets of Devon Energy Corporation The assets include Devon's Texas Chalk and Madison Systems Asset Description: 1,800 miles of gathering and mainline pipeline systems Five natural gas treating plants, condensate stabilization facilities, fractionation facilities, and an 80 MMcf/d gas processing plant HSR waiting period expired Targeted to close November 2004 Devon Acquisition

Bossier Pipeline Expansion First phase of a multi-phase project that will service producers in East and North Central Texas

Bossier Pipeline Expansion 78 Miles of 36" and 30" pipeline Connects two XTO treating facilities and ET Fuel Company's Bi- Stone South system with SETPS. Pipeline capacity currently constrained in East Texas as a result of ongoing drilling activity in the Bossier Sand and Barnett Shale formations. Bossier Pipeline expansion provides initial additional capacity of 500 MMcf/d (expandable to 1.0 Bcf/d) Over 400 MMcf/d of pipeline capacity is contracted under long-term agreements with XTO, Anadarko and other producers.

Oasis Pipeline The Oasis Pipeline is a 600 mile, bi-directional pipeline that connects the Waha Hub to the Katy Hub.

Oasis Pipeline As of December 2002, ETC owns a 100% interest in the Oasis pipeline, a 600 mile, 24-inch and 36-inch diameter natural gas pipeline that connects the Waha Hub to the Katy Hub. Oasis has bi-directional capability with approximately 1 Bcf/d of west-to-east throughput capacity and greater than 750 MMbtu/d of east-to-west throughput capacity. Current throughput is 773 MMbtu/d. Oasis has approximately 1.2 Bcf of line pack. The line pack can be accessed quickly to take advantage of periodic price spikes. Oasis includes approximately 100 active meters, seven mainline compressor stations totaling approximately 96,740 of installed horsepower and one plant residue compressor station with 6,000 horsepower. Oasis is directly connected to pipelines that provide access to all major U.S market centers. Recently consolidated the Houston office to San Antonio, thereby facilitating over $1.0MM of annual G&A savings. Oasis is capable of providing service to Texas intrastate power generation market through its connection to three gas-fired, electric generation facilities with a potential delivery capacity of approximately 1 Bcf/d. ETC is actively managing the Oasis system and their marketing department has been able to be opportunistic. For example, gas from SETPS is able to be blended with Oasis thereby mitigating the processing exposure at SETPS. As a result in 2003, the bypass option has generated in excess of $4 million.

ET Fuel Company (TUFCO)

Asset Description Capacity of 1.3 Bcf/d Throughput of 790 MMcf/d 2,000 miles of pipeline 2 Storage Facilities with 14 Bcf of total working capacity Strategically located near high-growth production and market areas Diversifies reserve base with access to Barnett Shale and additional access to Permian Basin Provides access through a third-party pipeline to Carthage, the third major natural gas marketing hub in Texas ET Fuel Company (TUFCO)

Significant third-party opportunities with power plants, industrial users, municipals, and co-operatives Storage facilities add flexibility for fuel management services Greater platform from which to grow organically and through acquisitions Operational efficiencies exist through synergies with current ETP assets Major transportation contract with TXU ET Fuel Company (cont.)

Elk City System Map

Elk City The Elk City System is located in Western Oklahoma and consists of over 275 miles of pipeline and related assets that gather, dehydrate and compress natural gas production for delivery to the Elk City Plant in Beckham County, Oklahoma. The gathering system is designed to provide maximum flexibility including low, intermediate and high pressure services and has throughput capacity of over 410 MMcf/d. Currently, over 250 MMcf/d is being transported. The Elk City Plant is a 130 MMbtu/d cryogenic natural gas processing plant that processes field gas to produce residue gas and natural gas liquids. Currently, the plant is running at capacity. Residue gas from Elk City Plant has access to five downstream pipelines including Natural Gas Pipeline Company of America, Panhandle Eastern Pipeline Co., Reliant Gas Transmission, Northern Natural Gas and Transok. Contract mix is 32% KW/22% POP/46% Liquid Sharing. The contracts are structured so that Management has the ability to bypass the plant in times of poor fractionation margins. The system is located in an active drilling area. Chesapeake has experience significant success in the deep Huton formation at approximately 23,000 feet. Since January, the well has maintained production in excess of 40 MMcf/d. Also, Kaiser Francis is an active drilled in this area..

? V. Internal Growth Opportunities The following section presents a few of the projects for internal growth that are available to the Partnership

Bossier Pipeline Project Completed Capital Cost = $71.4 mm Projected EBITDA @ 400 MMcf/d = $26 mm 400 MMcf/d < 50% capacity Implied multiple @ 400 MMcf/d = 3.0 X EBITDA Capital Costs financed entirely through excess distributable cash flow

Will tie the TUFCO North Texas Pipeline to the TUFCO Fort Worth Basin Pipeline 24-inch pipe - Estimated capital totaling $50 million @ 50% capacity = 3.0X estimated EBITDA multiple 54 miles of new pipeline Conversion of approximately 30 miles of NGL pipeline to natural gas operation Enhanced access to the Barnett Shale in the Fort Worth Basin One of the most active natural gas producing areas in the U.S. Expected completion by March 2005 Financing anticipated to be provided from excess distributable cash flow ETP is currently constructing a pipeline into the Fort Worth Basin Fort Worth Basin Expansion

Will connect Bethel Salt Dome Storage Facility (part of TUFCO system) with the recently constructed Bossier Pipeline 39 miles of large diameter pipeline Adds direct access to Katy hub from Bethel Increases the value of the Bethel storage capacity Bossier to Bethel Pipeline Expansion

Bethel Storage Expansion 1 Expansion of the injection capacity of Energy Transfer's Bethel salt dome storage facility Proposed installation of additional 9,000 HP of compression will increase injection capability at Bethel from 75 MMcf/d to 175 MMcf/d

Bethel Storage Expansion 2 Expansion of the capacity at Bethel through an additional salt dome cavern New cavern is expected to have 3 Bcf of capacity, of which 2.1 Bcf will be working capacity and 0.9 Bcf will be pad gas capacity

Oletha to Old Ocean Pipeline Will loop a section of the ET Fuel system that runs from Oletha to the Old Ocean pipeline This will provide additional outlet capacity for the Bi-Stone South system and an outlet for South Old Ocean system

Old Ocean to Fort Worth Basin Pipeline Construct a large diameter pipeline connecting Energy Transfer's South Old Ocean Pipeline system with its North Texas pipeline Would add additional Fort Worth Basin volumes to the Katy market and provide a great amount of additional takeaway capacity from the Fort Worth Basin

? VI. Financial Overview

EBITDA

Interest Expense

Maintenance Capital & Income Tax Maintenance Capital Midstream General pipeline/ asset maintenance Well ads required to keep up volumes Total Estimated Midstream Maintenance Cap = $16 mm Propane ($.035/ gallon) Total Estimated Propane Maintenance Cap = $15 mm Total ETP Estimated Maintenance Cap = $31 mm Income Tax Consequence HHI Oasis Corp. Total estimated taxes = $5 mm

Distribution Calculation

Current Yield w/ Peers

2005 Coverage Ratios

Capital Mix Example Higher unit coverage reduces equity dilution

? VII. ETP Overview

Alignment with Unitholders Energy Transfer Management and Affiliates General Partner Public Unitholders 35 2 63 Management and affiliates maintain one of the highest ownership levels of the MLP peer group Source: Company filings. Note: Percentages exclude the class C units and the class E units.

Investment Highlights Successful acquisition track record Significant internal growth projects at attractive multiples Record distribution growth of $.70 per common unit in last nine months to $3.30 Healthy common unit coverage of 1.48x Strong balance sheet positioned for internal growth and acquisitions Management philosophy to minimize common unit dilution by reinvesting distributable cash flow Strong entrepreneurial management with low cost structure Significant LP ownership by management